                                                  Exhibit 10.6(b)(iii)
September 20, 1994

ROBERT G. MOUSSA

Dear Bob:

This letter serves to amend your Gross-Up Agreement with Mallinckrodt Group Inc. dated April 22, 1993, and as subsequently amended by letter dated September 1, 1993. The amendment is necessary due to the recent increase in your compensation and executive benefits.

Effective upon your acceptance of this amendment, the last sentence of the opening paragraph of your Gross-Up Agreement is amended as follows:

     "Notwithstanding the foregoing, your Gross-Up Payment, if any, may not exceed $1,882,491."

Except as modified hereby, all other terms and provisions of your Gross-Up Agreement with the Company will remain in full force and effect.

Please indicate your acceptance of the amendment to your Gross-Up
Agreement dated April 22, 1993, and as subsequently amended by letter dated September 1, 1993, by signing the attached copy of this letter and returning it to my attention.

Very truly yours,


  BEVERLY L. HAYES
----------------------------
  Beverly L. Hayes
  Vice President
  Organization & Human Resources

I have read this letter and
understand and accept its terms.

  ROBERT G. MOUSSA
----------------------------
  Robert G. Moussa

Dated this 27th day of October, 1994.